     As filed with the Securities and Exchange Commission on January 26, 1996.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) January 19, 1996



                             AMSERV HEALTHCARE INC.
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                     0-08547                 94-1627467
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                     Identification No.)



            3252 HOLIDAY COURT #204
              LA JOLLA, CALIFORNIA                              92037
     (Address of Principal Executive Offices)                (Zip Code)


                                 (619) 597-1000
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
          ------------

          Adoption of Shareholder Rights Plan.
          -----------------------------------

          On January 19, 1996, the Board of Directors of AMSERV HEALTHCARE INC. (the "Company") declared a dividend of one preferred stock purchase right (the "Rights") for each share of common stock, par value $0.01 per share (the "Common Shares"), of the Company outstanding at the close of business on January 29, 1996 (the "Record Date"). Each Right will entitle the registered holder thereof, after the Rights become exercisable and until January 29, 2006 (or the earlier redemption, exchange or termination of the Rights), to purchase from the Company one one-hundredth (1/100th) of a share of Class C Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Shares"), at a price of $12.50 per one one-hundredth (1/100th) of a Preferred Share, subject to certain anti-dilution adjustments (the "Purchase Price"). The Rights will be represented by the Common Share certificates and will not be exercisable or transferable apart from the Common Shares until the earlier to occur of (i) the tenth day after a public announcement that a Person or group of affiliated or associated Persons has become an Acquiring Person (a Person or group of affiliated or associated Persons who has acquired, or obtained the right to acquire, beneficial ownership of 10% or more of the Common Shares), or (ii) the tenth day after a Person or group commences, or announces an intention to commence, a tender or exchange offer, the consummation of which would result in the beneficial ownership by a Person or group of 10% or more of the Common Shares (the earlier of (i) and (ii) being called the "Distribution Date," whether or not either such date occurs prior to the Record Date). Notwithstanding the foregoing, neither Eugene J. Mora nor any of his Associates or Affiliates shall be an Acquiring Person unless and until Mr. Mora or his Associates or Affiliates acquires Beneficial Ownership (as defined in the Rights Agreement) of an additional 5% of the total issued and outstanding Common Shares on or after January 24, 1996. Notwithstanding the foregoing, neither Star Multi Care Services, Inc. ("Star") nor or any of its Associates, Affiliates, successors, assigns or transferees shall be an Acquiring Person unless and until Star or any of its Affiliates, Associates, successors, assigns or transferees becomes the Beneficial Owner of securities representing 10% or more of the outstanding Common Shares in a manner inconsistent with the terms of that certain letter of intent to merge, dated as of January 17, 1996 (the "Letter of Intent"), between the Company and Star. Separate certificates representing the Rights will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date. The Rights will first become exercisable on the Distribution Date, unless earlier redeemed or exchanged, and may then begin trading separately from the Common Shares. The Rights will at no time have any voting rights.

          Each Preferred Share purchasable upon exercise of the Rights will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend, if any, declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes and will vote together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These Rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Share's dividend, liquidation and voting rights, the value of one one-hundredth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

          In the event that a Person becomes an Acquiring Person (except pursuant to certain cash offers for all outstanding Common Shares approved by the Board of Directors of the Company) or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or

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

associate of an Acquiring Person and the Common Shares were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the then current Purchase Price of one Right. With certain exceptions, in the event that, following the time that a Person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of one Right. Notwithstanding the foregoing, in the event of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or any of his Associates or Affiliates), which has been approved by the Board of Directors prior to that Person's becoming an Acquiring Person, the Rights Agreement and any Rights granted pursuant to the Rights Agreement shall be terminated.

          At any time after a Person becomes an Acquiring Person and prior to the acquisition by such Acquiring Person (except pursuant to certain cash offers for all outstanding Common Shares approved by the Board of Directors of the Company) of 50% or more of the then outstanding Common Shares, the Board of Directors may cause the Company to acquire the Rights (other than Rights owned by an Acquiring Person which have become void), in whole or in part, in exchange for that number of Common Shares having an aggregate value equal to the Spread (the excess of the value of the Common Shares issuable upon exercise of a Right after a Person becomes an Acquiring Person over the Purchase Price) per Right (subject to adjustment).

          The Board of Directors of the Company may, at its option, at any time prior to the close of business on the tenth day following a public announcement that a Person has become an Acquiring Person, redeem all but not less than all of the then outstanding Rights at a redemption price of $.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after January 24, 1996. If the Board of Directors of the Company authorizes redemption of the Rights after the time a Person becomes an Acquiring Person, then there must be Continuing Directors (as defined below) then in office and such authorization shall require the approval of at least a majority of such Continuing Directors. Prior to the expiration of the period during which the Rights may be redeemed, the Board of Directors of the Company may extend, one or more times, the period during which the Rights may be redeemed beyond the close of business on the tenth day following a public announcement that a Person has become an Acquiring Person, provided that Continuing Directors are still in office and that any extension must be approved by at least a majority of such Continuing Directors. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, the Company shall make an announcement thereof, and upon such election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          The Rights will expire on January 29, 2006 (the "Final Expiration Date") (unless earlier redeemed, exchanged or terminated). First Interstate Bank of California is the Rights Agent.

          The Purchase Price payable, and the number of one one-hundredths of a Preferred Share or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Shares (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

          Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

          Any of the provisions of the Rights Agreement, dated as of January 24, 1996, between the Company and the Rights Agent (the "Rights Agreement") may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the Company and the Rights Agent may amend or supplement the Rights Agreement without the approval of any holders of Right Certificates to cure any ambiguity, to correct or supplement any provision contained therein which may be defective or inconsistent with any other provisions therein, to shorten or lengthen any time period under the Rights Agreement (so long as, under certain circumstances, a majority of Continuing Directors (as defined below) approve such shortening or lengthening) or so long as the interests of the holders of Right Certificates (other than an Acquiring Person or an affiliate or associate of an Acquiring Person) are not adversely affected thereby, to make any other provisions in regard to matters or questions arising thereunder which the Company and the Rights Agent may deem necessary or desirable, including but not limited to extending the Final Expiration Date.
The Company may at any time prior to such time as any Person becomes an Acquiring Person amend the Rights Agreement to lower the thresholds described above to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding Common Shares then known by the Company to be beneficially owned by any Person or group of affiliated or associated Persons other than the Company and certain of its affiliates, Mr. Mora and Star (provided that Star acquires Beneficial Ownership of Common Shares in a manner consistent with the terms of the Letter of Intent) and (ii) 10%.

          The term "Continuing Directors" means any member of the Board of Directors of the Company who was a member of the Board prior to the time that any Person becomes an Acquiring Person, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors. Continuing Directors do not include an Acquiring Person, or an affiliate or associate of an Acquiring Person, or any representative of the foregoing.

          One Right will be distributed to stockholders of the Company for each Common Share owned of record by them on January 29, 1996. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such shares will have attached Rights. The Company has agreed that, from and after the Distribution Date, the Company will reserve 150,000 Preferred Shares initially for issuance upon exercise of the Rights.

          The Rights will cause substantial dilution to a person or group that acquires 10% or more of the Company's stock on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors at any time prior to the first date that a Person or group has become an Acquiring Person.

          The Rights Agreement specifying the terms of the Rights, the text of the press release announcing the declaration of the Rights, and the form of a letter to be sent to the holders of the Company's Common Stock dated January 29, 1996, explaining the Rights, are incorporated herein by reference as exhibits to this Current Report. The foregoing description of the Rights is qualified in its entirety by reference to such exhibits.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     (c)  Exhibits.
          --------


     4. Rights Agreement, dated as of January 24, 1996, between AMSERV HEALTHCARE INC. and First Interstate Bank of California, which includes the form of Certificate of Designations of the Class C Junior Participating Preferred Stock of AMSERV HEALTHCARE INC. as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

     20. Form of Letter to the holders of AMSERV HEALTHCARE INC. Common Stock, dated January 29, 1996.

     99.  Text of Press Release, dated January 19, 1996.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 26, 1996

                                  AMSERV HEALTHCARE INC.



                                  By:  /s/ Leslie Hodge
                                       ----------------
                                       Name:  Leslie Hodge
                                       Title:  Vice President - Administration
                                               and Secretary

                                 EXHIBIT INDEX

 Exhibit No.                               Exhibit                                                       Page
 -----------                               -------                                                       ----

     4.          Rights Agreement, dated as of January 24, 1996, between AMSERV
                 HEALTHCARE INC. and First Interstate Bank of California, which includes the form of Certificate of Designations of the Class C Junior Participating Preferred
                 Stock of AMSERV HEALTHCARE INC. as Exhibit A, the form of Right
                 Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as
                 Exhibit C.
    20.          Form of Letter to the holders of AMSERV HEALTHCARE INC. Common Stock, dated January 29, 1996.
    99.          Text of Press Release, dated January 19, 1996.


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